UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 20, 2015


                                  Warp 9, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
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                 (State or other jurisdiction of incorporation)


        0-13215                                         30-0050402
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


               1933 Cliff Drive, Suite 11, Santa Barbara, CA 93109
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (805) 964-3313
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              (Registrant's telephone number, including area code)


             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR240.14d-2(b))

[_] Soliciting  material  pursuant  to  Rule  14a-12  under  Exchange  Act  (17
    CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
-----------------------------------------------

     Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Compensation Arrangements. In consideration for Andrew Van Noy's service as the Chief Executive Officer and President of Warp 9, Inc. (the "Company") on March 20, 2015, the Company granted to Mr. Van Noy 15,000,000 stock options to purchase up to 15,000,000 shares of the Company's common stock (the "Options") pursuant to a nonstatutory stock option agreement, the form of which was filed by the Company as Exhibit 10.18 to the Report on Form 10-Q/A filed by the Company on February 17, 2015. The Options are exercisable for a period of seven years from the date of grant at an exercise price of $0.013 per share and vest pursuant to the following vesting schedule: 1/36 per month commencing on March 20, 2015 until all of the Options have vested.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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     (a) Exhibits

          4.1  Form of stock option agreement (1)

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     (1)  Incorporated  by reference to the  exhibits  filed with the  Company's prior Quarterly Report on Form 10-Q/A filed with the Securities and Exchange Commission, dated February 17, 2015.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                            -------------------------
                                  (Registrant)

Date: April 8, 2015

                         /s/ Andrew Van Noy
                         -------------------------------
                         Andrew Van Noy, Chief Executive
                         Officer and President








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